                                                                   EXHIBIT 23(A)

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement on Form S-8 of Duke Energy Corporation of our report dated February 13, 1998 appearing in the annual report on Form 10-K of Duke Energy Corporation for the year ended December 31, 1997.

                                                   DELOITTE & TOUCHE LLP
                                                   DELOITTE & TOUCHE LLP

Charlotte, North Carolina
April 16, 1998